UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 14, 2015

THT HEAT TRANSFER TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34812	20-5463509

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation or organization)

THT Industrial Park
No.5 Nanhuan Road, Tiexi District
Siping, Jilin Province 136000
People's Republic of China
(Address of principal executive offices)

86-434-3265241
(Registrant's telephone number, including area code)

___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 14, 2015, THT Heat Transfer Technology, Inc., a Nevada Corporation (the “Company”), issued a press release announcing the second quarter of 2015 earnings and financial forecasts of the third quarter of 2015. A copy of the press release is hereby furnished as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure.

Reference is made to the disclosure set forth under Item 2.02 above, which disclosure is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated August 14, 2015

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THT HEAT TRANSFER TECHNOLOGY, INC.

Date: August 14, 2015	/s/ Guohong Zhao

Guohong Zhao
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 14, 2015.